Form N-Q Exhibit for Item 3(a)	EX-99.CERT

I, Martin Small, certify that:

1.	I have reviewed this report on Form N-Q of iShares Trust for the following forty-four series: iShares 0-5 Year High Yield Corporate Bond ETF, iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares 0-5 Year TIPS Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares 1-3 Year International Treasury Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares Aaa—A Rated Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, iShares CMBS ETF, iShares Convertible Bond ETF, iShares Core 1-5 Year USD Bond ETF, iShares Core International Aggregate Bond ETF, iShares Core Total USD Bond Market ETF, iShares Currency Hedged International High Yield Bond ETF, iShares Edge U.S. Fixed Income Balanced Risk ETF, iShares Fallen Angels USD Bond ETF, iShares Floating Rate Bond ETF, iShares GNMA Bond ETF, iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2023 Term Muni Bond ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF, iShares iBonds Mar 2018 Term Corporate ETF, iShares iBonds Mar 2018 Term Corporate ex-Financials ETF, iShares iBonds Mar 2020 Term Corporate ETF, iShares iBonds Mar 2020 Term Corporate ex-Financials ETF, iShares iBonds Mar 2023 Term Corporate ETF, iShares iBonds Mar 2023 Term Corporate ex-Financials ETF, iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF, iShares International Treasury Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, iShares TIPS Bond ETF, iShares Treasury Floating Rate Bond ETF, iShares U.S. Treasury Bond ETF and iShares Yield Optimized Bond ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	March 29, 2018	/s/ Martin Small	President (Principal Executive Officer)
		Martin Small [Signature]	[Title]

Form N-Q Exhibit for Item 3(a)	EX-99.CERT

I, Jack Gee, certify that:

1.	I have reviewed this report on Form N-Q of iShares Trust for the following forty-four series: iShares 0-5 Year High Yield Corporate Bond ETF, iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares 0-5 Year TIPS Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares 1-3 Year International Treasury Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares Aaa—A Rated Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, iShares CMBS ETF, iShares Convertible Bond ETF, iShares Core 1-5 Year USD Bond ETF, iShares Core International Aggregate Bond ETF, iShares Core Total USD Bond Market ETF, iShares Currency Hedged International High Yield Bond ETF, iShares Edge U.S. Fixed Income Balanced Risk ETF, iShares Fallen Angels USD Bond ETF, iShares Floating Rate Bond ETF, iShares GNMA Bond ETF, iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2023 Term Muni Bond ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF, iShares iBonds Mar 2018 Term Corporate ETF, iShares iBonds Mar 2018 Term Corporate ex-Financials ETF, iShares iBonds Mar 2020 Term Corporate ETF, iShares iBonds Mar 2020 Term Corporate ex-Financials ETF, iShares iBonds Mar 2023 Term Corporate ETF, iShares iBonds Mar 2023 Term Corporate ex-Financials ETF, iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF, iShares International Treasury Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, iShares TIPS Bond ETF, iShares Treasury Floating Rate Bond ETF, iShares U.S. Treasury Bond ETF and iShares Yield Optimized Bond ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	March 29, 2018	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
		Jack Gee [Signature]	[Title]